BLK SUBSIDIARY INC.

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations, or restrictions of such preferences and/or rights. The Corporation will also furnish without charge to each stockholder who so requests a description of the authority of the Corporation's board of directors to set the relative rights and preferences of unissued series of the Corporation's capital stock. Such requests may be made to the Corporation or the transfer agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM  as tenants in common         UNIF GIFT MIN ACT     Custodian
 TEN ENT  as tenants by the entireness                   (Cust)       (Minor)
 JT TEN   as joint tenants with right of                under Uniform Gifts to
           survivorship and not as tenants                    Minors Act
           in common

                                                        ----------------------
                                                                (State)

   Additional abbreviations may also be used through not in the above list.

     For value received, ________________________________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY
  OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
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        PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP
                               CODE OF ASSIGNEE

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 ------------------------------------------------------------------- Shares
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said Stock on the books of the within- named
Corporation with full power of substitution in the premises.

Dated:  ________________________

                                   ------------------------------------------
                                   Signature
                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                   MUST CORRESPOND WITH THE NAME AS WRITTEN
                                   UPON THE FACE OF THE CERTIFICATE IN EVERY
                                   PARTICULAR, WITHOUT ALTERATION OR
                                   ENLARGEMENT OR ANY CHANGE WHATEVER.



   COMMON STOCK

   PAR VALUE $.01                               Shares

   INCORPORATED UNDER THE LAWS
    OF THE STATE OF MARYLAND                   THIS CERTIFICATE
                                               IS TRANSFERABLE IN
                                               BOSTON, MA OR IN
                                               NEW YORK, NY
                                               CUSIP ____________
                                      SEE REVERSE FOR CERTAIN DEFINITIONS

                              BLK SUBSIDIARY INC.

   THIS CERTIFIES THAT


   IS THE OWNER OF

      FULL PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF BLK Subsidiary Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation and By-Laws of the Corporation, such as from time to time amended, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

      Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

   DATED

        SECRETARY                PRESIDENT

   COUNTERSIGNED AND REGISTERED
     STATE STREET BANK and
        TRUST COMPANY
          BOSTON
              TRANSFER AGENT
              AND REGISTRAR
        AUTHORIZED SIGNATURE